UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 30, 2005

Date of Report (Date of earliest event reported)
SYNTAX-BRILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

EXPLANATORY NOTE
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 30, 2005, filed by the registrant on December 6, 2005 (the “Original Report”). The Original Report was filed to report the acquisition by the registrant, through a wholly owned subsidiary, of Syntax Groups Corporation. As permitted by Items 9.01(a)(4) and 9.01(b)(2), this Current Report on Form 8-K/A is being filed to amend the Original Filing to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          The financial statements required to be filed pursuant to Item 9.01(a) are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
          The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
     (d) Exhibits.

Exhibit
Number	Description
23.1	Consent of Grobstein, Horwath & Company LLP

99.1	Financial Statements of Business Acquired

	(i)	Report of Independent Registered Public Accounting Firm

	(ii)	Balance Sheets as of September 30, 2005 (unaudited), June 30, 2005 and 2004

	(iii)	Statements of Operations for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(iv)	Statements of Owner’s Net Investment for the three months ended September 30, 2005 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(v)	Statements of Cash Flows for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) June 30, 2003

Exhibit
Number	Description
(vi) Notes to Financial Statements

99.2	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements of Brillian Corporation and Syntax Corporation for the year ended June 30, 2005 and the three month period ended September 30, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: February 10, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Grobstein, Horwath & Company LLP

99.1	Financial Statements of Business Acquired

	(i)	Report of Independent Registered Public Accounting Firm

	(ii)	Balance Sheets as of September 30, 2005 (unaudited), June 30, 2005 and 2004

	(iii)	Statements of Operations for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(iv)	Statements of Owner’s Net Investment for the three months ended September 30, 2005 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) to June 30, 2003

	(v)	Statements of Cash Flows for the three months ended September 30, 2005 and 2004 (unaudited) and the years ended June 30, 2005 and 2004 and the period from April 21, 2003 (inception) June 30, 2003

	(vi)	Notes to Financial Statements

99.2	Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements of Brillian Corporation and Syntax Corporation for the year ended June 30, 2005 and the three month period ended September 30, 2005